                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2004


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                      43-1781797
            ---------                                      ----------
            (COMMISSION                                    (IRS EMPLOYER
            FILE NUMBER)                                   IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
 ---------------------------------------------------------------     ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being furnished under Item 9. "Regulation FD Disclosure."

         On January 30, 2004, Solutia Inc.'s wholly-owned subsidiary, Solutia Europe S.A./N.V. ("SESA"), restructured its (euro)200 million, 6.25 percent Euro Notes ("Euronotes"), due in 2005. Pursuant to Section 9(m) of the amended and restated terms and conditions of the Euronotes, contained in
Schedule 1 to the Fiscal Agency Agreement, SESA agreed to certain financial reporting requirements including, among other things, filing quarterly consolidating and consolidated financial statements, absent footnotes, of SESA and its subsidiaries with the Securities and Exchange Commission ("SEC") on Form 8-K within 60 days after each quarter end commencing with the quarter ended March 31, 2004 (referred to hereafter as "Financial Statements"). The unaudited Financial Statements included in Exhibit 99 to this Form 8-K satisfy these reporting requirements for the quarter ended March 31, 2004. These Financial Statements include consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated and consolidating statements of cash flows for SESA and its subsidiaries, each as of and for the three months ended March 31, 2004 and March 31, 2003, respectively. The Financial Statements include the accounts of SESA and its subsidiaries and all significant intercompany transactions and balances have been eliminated in consolidation. These Financial Statements should be read in conjunction with the audited financial statements and notes to consolidated financial statements included in the Solutia Inc. 2003 Annual Report on Form 10-K, filed with the SEC on March 15, 2004, and Amendment No. 1 to Form 10-K included in Solutia's Form 10-K/A, filed with the SEC on March 18, 2004.

         The unaudited Financial Statements included in Exhibit 99 to this Form 8-K have been prepared in accordance with accounting principles generally accepted in the United States of America and are presented in U.S. dollars. In addition, the Financial Statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the financial position, results of operations, and cash flows for the interim periods reported. Such adjustments are of a normal, recurring nature. The results of operations for the quarter ended March 31, 2004 are not necessarily indicative of the results to be expected for the full year.

Exhibit Number    Description
--------------    -----------
99                Unaudited consolidated and consolidating financial statements of SESA and its subsidiaries

         The information in Item 9, including the exhibit incorporated by reference in Item 9, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                             SOLUTIA INC.
                                             ---------------------------
                                             (Registrant)

                                             /s/ Rosemary L. Klein
                                             ---------------------------
                                             Secretary

DATE: May 25, 2004